                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 5, 2001
                                                         ----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







                   DELAWARE                                      1-12297                               22-3086739
                   --------                                      -------                               ----------
(State or Other Jurisdiction of Incorporation)          (Commission File Number)          (IRS Employer Identification Number)


        13400 OUTER DRIVE WEST                                                                           48239
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              DETROIT, MI                                                                         (Including Zip Code)
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(Address of Principal Executive Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 5, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On February 5, 2001, United Auto Group, Inc. issued a press release announcing its results for the fourth quarter and full year 2000. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2001                     UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                --------------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX


   EXHIBIT                 DESCRIPTION OF EXHIBIT              SEQUENTIAL PAGE
   -------                 ----------------------              ---------------
   NUMBER                                                          NUMBER
   ------                                                          ------
EXHIBIT 99.1                 Press Release of United
                             Auto Group, Inc., dated
                             February 5, 2001